Exhibit 10.29

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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                     SOFTWARE LICENSE AND SERVICES AGREEMENT


      THIS SOFTWARE LICENSE AND SERVICES AGREEMENT and the Exhibits attached hereto (collectively, the "Agreement") is entered into by and between BLUE MARTINI SOFTWARE, INC., a Delaware corporation ("BLUE MARTINI"), and BLUEFLY INC., a Delaware corporation ("COMPANY"), as of March 12, 2002 (the "Effective Date"). In consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

1. DEFINITIONS. The following definitions apply throughout this Agreement:

      1.1 "Documentation" means Blue Martini's published user manuals relating to the Software as of the Effective Date or as it relates to any Modification or Major Release as of the date of delivery of each Modification or Major Release, as applicable.

      1.2 "Error" means any failure of the Software to operate in conformance with the Documentation in any material respect.

      1.3 "Maintenance" shall means the services provided by Blue Martini to the Company as set forth in Section 7 and Exhibit B attached hereto.

      1.4 "Modification" means any revisions, enhancements, bug fixes, patches, Error resolutions and all other changes to the Software required to insure that the Software operates in conformance with the Documentation and Specifications.

      1.5 "Order" means the form forwarded by Blue Martini, substantially equivalent to Exhibit A to this Agreement, to purchase a license to use Software or to purchase Maintenance under this Agreement.

      1.6 "Production" means Company's use of the Software to manage content or provide e-commerce functionality to Company's customers (or potential customers) through a live Company website.

      1.7 "Professional Services Agreement" means the agreement attached hereto as Exhibit C and all written statements of work signed by Company and related thereto.

      1.8 "Software" means the software modules listed in Exhibit A and any Major Releases, Modifications, interim releases, bug fixes and patches applicable to such software modules.

      1.9 "Source Code" means the Software fully documented in its source code (i.e., human readable) form; (ii) a compiler, similar computer program or any other software which is necessary to convert the source code form into the object code form of the Software; and (iii) runtime software necessary to execute the source code form of the Software, including but not limited to interpreters and templates. Also for the purposes of this Agreement, "Commentary" shall include explanations, flow charts, schematics, algorithms, subroutine descriptions, class and object descriptions, memory and overlay maps, statements of principles of operations, architecture standards, data flow descriptions, class, base-class and sub-class descriptions, data structures and control logic of the software and any other documentation of the source code form of the Software, all in sufficient detail to enable a trained programmer through study of such materials to maintain and/or modify the software without undue experimentation.

2. LICENSE GRANT. Subject to the terms and conditions of this Agreement, Blue Martini hereby grants to Company (and its successors and assigns as permitted herein) a perpetual, non-sublicensable, non-exclusive, non-transferable (except as otherwise expressly set forth herein), royalty-free, worldwide, enterprise-wide right and license to use, maintain, modify, enhance and create derivative works from the Software (in object code form only and only in accordance with the Documentation) and the Documentation for Company's business use in accordance with the provisions of Section 3, and to make as many backup (non-use other than for disaster testing and recovery purposes) copies as may be necessary, provided that Company shall keep a record of each such backup copy and the location of its storage, and shall provide any and all such records to Blue Martini upon request. Company must reproduce and include any and all copyright, proprietary and any other notices that appear on the original Software and any media therefor on any copies made by Company. Company may exercise its rights hereunder through third party subcontractors for the sole purpose of assisting Company in its permitted use of the Software; provided, however, that each such third party subcontractor must agree in a legally binding writing, to which Blue Martini is a named third party beneficiary, to be bound by terms and conditions at least as protective of and beneficial to Blue Martini as those set forth herein.

3. RESTRICTIONS ON USE.

      3.1 Proprietary Rights. Company acknowledges that the Software, its structure, organization and Source Code, and the Documentation are the property and constitute valuable trade secrets of Blue Martini and its suppliers. Company agrees not to: (a) decompile or disassemble the Software, separate the Software into its component parts, or in any way attempt to reconstruct or discover any source code or algorithms of the Software by any means whatsoever; (b) remove any product identification, trademark, copyright, confidentiality, proprietary or other notice contained on or within the Software; (c) modify or create any derivative works from


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the Software or any part thereof, except to the extent that the Software provides for user-modifiable components (d) except as otherwise permitted herein, sell, sublicense, lease, rent, loan, assign, convey or otherwise transfer the Software or any component thereof; (e) otherwise copy or use the Software for any purpose or in any manner not expressly permitted in this Agreement; or (f) knowingly permit or encourage any third party to do any of the foregoing. All assistance requested by Company for integration with existing or proposed Company systems or software shall be provided by Blue Martini in accordance with Section 7. All rights in and to the Software and Documentation not expressly granted to Company in this Agreement are reserved by Blue Martini and its suppliers.

      3.2 Restrictions. Company shall use the Software only on the operating system specified in Exhibit A; provided, however, that a breach of this sentence by Company shall not be considered a material breach. Company may designate no more than twenty-five (25) named users to create reports using the Blue Martini Reporter component of the Software (each a "Report Creator") by providing Blue Martini written notice setting forth the names of the Company employees to be so designated. Company may freely change the list of names identified as Report Creators in the event any individual identified as a Report Creator either changes role or responsibility within Company or leaves the employ of Company. Only Report Creators shall be permitted to use the Blue Martini Reporter. Report templates, queries and on-line analytic processing cubes created with the Blue Martini Reporter may only be shared with other Report Creators; however, resulting reports may be shared without limitation. Company may install only a single copy of each of the following components of the Software for Production purposes and may install one additional copy for purposes of staging, development, and testing on each server used by Company in staging, development and testing: Blue Martini Report Broker, Blue Martini Report Server, and Blue Martini Work Flow Server (each part of the Blue Martini Tools Module) and Blue Martini Data Mining Server (part of the Blue Martini Data Mining and Visualization Module - if included). Company's right to use the Macromedia components of the Software shall be limited to twenty-five (25) licenses of UltraDev, one (1) license of Generator DE, and one (1) license of Flash. Company shall not use in any manner other than in connection with the Software the Blue Martini Enterprise Reporting, Blue Martini Data Warehouse, or any Macromedia technology included with the Software. Company shall not access and shall have no right to directly use the WebXpress components of the Software or any of WebXpress' APIs. Company agrees that, notwithstanding anything to the contrary elsewhere herein, any developments, wraps or connectors relating to the WebXpress APIs that are developed pursuant to this Agreement shall be owned by Blue Martini, as between the parties. In the event that Company elects to switch from using the WebXpress component of the Software to using IBM's WebSphere application server, Blue Martini will make such available to Company at Blue Martini's cost. Unless Company is licensing the Blue Martini Mobile Wireless Module hereunder, Company shall not use the Software to provide any wireless functionality or to run through any wireless device; provided, however, that the foregoing shall not in any way limit Company's right to have its users access its website from any wireless device.

4. ORDERING AND DELIVERY. An Order will be binding on both parties when signed by authorized representatives of Company. Each Order shall include the following information: (a) the Software licensed or to which Support and Maintenance shall apply, and (b) the applicable fees. No additional or different terms in any purchase order or similar document shall modify the terms of this Agreement. For purposes of this Agreement, initial delivery of the Software and Documentation will be deemed to have occurred upon Blue Martini providing Company with a password to access a web page from which Company may download the Software and Documentation. The Software will be deemed accepted upon initial delivery, subject to the warranties in Section 9.

5. LICENSE FEES AND PAYMENT. Company shall pay to Blue Martini the license fees for the Software set forth in Exhibit A (the "License Fees"). All fees hereunder exclude all applicable sales, use, value-added, property and other taxes, including duties and similar mandatory payments, and Company will be responsible for payment of all such taxes (other than taxes based on Blue Martini's net income), and any related penalties and interest, arising from the payment of such fees, the delivery or license of the Software, or the provision of any services to Company. All amounts under this Agreement are in U.S. dollars and payment must be made in such. Company will make all payments of amounts due under this Agreement to Blue Martini free and clear of, and without reduction for, any withholding taxes. If Company is legally required to make any such withholding from any payment due to Blue Martini under this Agreement, the sum payable by Company upon which such withholding is based shall be increased to the extent necessary to ensure that, after such withholding, Blue Martini receives an amount equal to the amount Blue Martini would have received in the absence of such withholding. Company will provide Blue Martini with official receipts issued by the appropriate taxing authority, or such other evidence as Blue Martini may reasonably request, to establish that such taxes have been paid. Blue Martini reserves the right to charge interest on any overdue amounts at a rate of one and one-half percent (1.5%) per month or the maximum rate permitted by applicable law, whichever is less, from the due date until paid plus reasonable costs incurred in collection (including reasonable attorneys' fees).

6. SOURCE CODE ESCROW; OWNERSHIP OF DERIVATIVE WORKS.


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      6.1 Source Code Escrow. Blue Martini has deposited a copy of the Source
Code (the "Escrow Materials") with DSI Technology Escrow Services, Inc. ("Escrow Agent"). Upon execution of this Agreement, Blue Martini will add Company as a beneficiary of Blue Martini's master escrow agreement, a copy of which is attached as Exhibit D (the "Escrow Agreement") with Escrow Agent. Once added as a beneficiary, in the event of [***], then Company may, upon verification of the occurrence of any of (i) through (vii) above under a procedure set forth in the escrow agreement, obtain a copy of the Escrow Materials from the Escrow Agent. Company agrees that Company shall bear any and all reasonable Escrow Agent fees associated with this provision. As of the Effective Date, DSI's fee for Company to become a beneficiary to the Escrow Agreement for one year is $650. Blue Martini hereby grants to Company (and its successors and assigns as permitted herein), subject to release of the Escrow Materials as set forth herein, a perpetual, non-sublicensable, non-exclusive, non-transferable (except as otherwise expressly set forth herein), royalty-free, worldwide, enterprise-wide right and license to use, maintain, modify, enhance and create derivative works from the Escrow Materials, solely for Company's internal use of the Software. Company shall have no right to distribute or disclose the Escrow Materials, and the Escrow Materials shall be Confidential Information under this Agreement.

      6.2 .Derivative Works. Any and all derivative works to the Software which are created pursuant to this Agreement shall be owned by Blue Martini, but Company shall have the same rights and licenses to such derivative works as Company has to the Software.

7. MAINTENANCE.

      7.1 Maintenance Terms. Maintenance provided by Blue Martini shall be pursuant to Blue Martini's standard maintenance terms, a copy of which is attached hereto as Exhibit B. Maintenance shall be provided solely to the Maintenance site set forth in Exhibit A.

      7.2 Maintenance Fees and Payment. Company shall pay to Blue Martini the Maintenance fee set forth in Exhibit A for Maintenance for fifteen (15) months from the Effective Date. Additional periods of Maintenance shall be in one year increments and shall be priced at [***] percent [***] of Blue Martini's then-current standard license fee for the Software; provided, however, that in no event shall Company's Maintenance fee relating to the licenses purchased by Company on the Effective Date increase by more than ten percent (10%) from year to year. Company's payment of Maintenance fees shall be due [***] days from the date of invoice. In the event that Maintenance is discontinued or suspended, to reinstate or renew Maintenance Company must first pay Blue Martini Maintenance fees for the interim period during which Maintenance was discontinued or suspended and Blue Martini may in its sole discretion elect not to accept such renewal or reinstatement.

8. SERVICES. Services (other than support and maintenance services provided pursuant to Exhibit B), if any, to be provided to Company by Blue Martini shall be under the terms of Exhibit C attached hereto ("Services Exhibit").

9. WARRANTY.

      9.1 Limited Software Warranty. Blue Martini represent, warrants, and covenants that: [***]

      9.2 Support and Maintenance Warranty. Blue Martini represents, warrants and covenants that: [***]


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      9.3 Disclaimer. EXCEPT FOR THE LIMITED REPRESENTATIONS, WARRANTIES, AND
COVENANTS EXPRESSLY STATED HEREIN, THE SOFTWARE, DOCUMENTATION AND MAINTENANCE, AS WELL AS ALL SERVICES, ARE PROVIDED "AS IS," AND BLUE MARTINI AND ITS SUPPLIERS HEREBY EXPRESSLY DISCLAIM ANY AND ALL WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR THE LIMITED REPRESENTATIONS, WARRANTIES AND COVENENANTS EXPRESSLY STATED HEREIN, BLUE MARTINI AND ITS SUPPLIERS DO NOT WARRANT OR REPRESENT THAT THE SOFTWARE, DOCUMENTATION OR MAINTENANCE WILL BE FREE FROM BUGS OR THAT THEIR USE WILL BE UNINTERRUPTED OR ERROR-FREE, OR MAKE ANY OTHER REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE SOFTWARE OR DOCUMENTATION IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE. COMPANY ACKNOWLEDGES THAT BLUE MARTINI IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR HARDWARE, SOFTWARE OR OTHER ITEMS OR ANY SERVICES PROVIDED BY ANY PERSON OR ENTITY OTHER THAN BLUE MARTINI OR ITS EMPLOYEES, AGENTS OR CONTRACTORS OR FOR NETWORK FAILURE. COMPANY FURTHER ACKNOWLEDGES THAT IT HAS RELIED ON NO WARRANTIES OTHER THAN THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT.

10. CONFIDENTIALITY. In the course of performing this Agreement, the parties may disclose to each other Confidential Information. "Confidential Information" shall mean any and all non-public technical and non-technical information provided by either party to the other, including but not limited to (i) patent and patent applications; (ii) trade secrets; and (iii) proprietary information including, but not limited to, ideas, sketches, techniques, drawings, works of authorship, models, inventions, know-how, processes, apparatuses, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of each of the parties, and including, without limitation, their respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, investors, employees, business and contractual relationships, business forecasts, sales, merchandising, marketing plans and information the disclosing party provides regarding third parties. All Confidential Information shall remain the sole property of the disclosing party, and the receiving party shall have no interest in or rights with respect thereto except as expressly set forth in this Agreement. Each party agrees: (i) not to use any Confidential Information of the other party for any purpose except in the performance of its obligations under this Agreement or as otherwise expressly permitted hereunder; (ii) to disclose such Confidential Information only to employees (or third party subcontractors permitted under this Agreement) who have a need to know such Confidential Information for purposes of this Agreement and who are under a duty of confidentiality no less restrictive than that set forth herein; (iii) to protect such Confidential Information from unauthorized use, access or disclosure in the same manner that it protects its own similar Confidential Information, but in no event with less care than a reasonably prudent business would exercise and (iv) to promptly notify the other party of any actual or potential unauthorized access to or use of Confidential Information. The foregoing restrictions on disclosure shall not apply with respect to any information which: (a) was or becomes generally known or publicly available through no act or failure to act on the part of the receiving party;
(b) is known by the receiving party without restrictions on


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disclosure at the time of receiving such information as evidenced by its records; (c) is rightfully furnished to the receiving party without restrictions on disclosure by a third party without a breach of such third party's obligations of confidentiality; or (d) is required by law to be disclosed by the receiving party, provided that the receiving party: (x) gives the disclosing party prompt written notice of such requirement prior to such disclosure; (y) provides assistance in obtaining an order protecting Confidential Information from disclosure; and (z) discloses information only to the extent required by law. Company further agrees not to disclose to any third party any performance information (including, without limitation, benchmarks) relating to the Software except as otherwise expressly contemplated herein. This Section 10 will survive any termination of the Agreement for a period of three (3) years with respect to non-technical information and in perpetuity with respect to technical information, including the Software, the Documentation and any code.

11. BLUE MARTINI INDEMNITY. Blue Martini agrees to indemnify, defend and hold harmless Company, its officers, directors, employees and agents from and against all damages and costs (including reasonable attorneys' fees) finally awarded against Company (or finally settled upon) and arising from or relating to:

(i) any claim brought against Company by a third party alleging that the Software directly infringes any patent, copyright, trademark or other intellectual property right or misappropriates any trade secret (recognized as such under the Uniform Trade Secrets Act). The parties acknowledge and agree that Blue Martini's obligations under this item (i) of this Section 11 are conditioned upon Company providing Blue Martini: (a) prompt written notice of the existence of such claim, suit, action or proceeding (each a "claim"); provided that a failure of the Company to promptly notify Blue Martini shall not relieve Blue Martini of liability hereunder except to the extent that Blue Martini's defenses to such claim are materially impaired by such failure to promptly notify; (b) sole control over the defense or settlement of such claim, it being agreed that Blue Martini shall not enter into any settlement imposing any liability or obligation on Company without Company's prior written consent; and (c) assistance at Blue Martini's request and sole expense, to the extent reasonably necessary for the defense or settlement of such claim. If any claim that Blue Martini is obligated to defend has occurred or, in Blue Martini's opinion, is likely to occur, Blue Martini may, at its option and expense either
(1) obtain for Company the right to continue to use the applicable Software, (2) replace or modify the Software so it becomes non-infringing, without materially adversely affecting the Software's specified functionality, or (3) if (1) or (2) are not readily available after using reasonable commercial efforts or, if neither of the foregoing options is commercially reasonable, refund all fees paid by Customer and terminate this Agreement; provided that termination pursuant to this subsection 11(ii)(3) shall be deemed a termination by Company for cause. Notwithstanding the foregoing, Blue Martini shall not indemnify, defend or hold harmless Company for any claims solely based on: (a) any Company or third party intellectual property or software incorporated in or combined with the Software where in the absence of such incorporated or combined item, there would not have been infringement, but excluding any third party software or intellectual property incorporated into the Software at Blue Martini's discretion; (b) Software which has been altered or modified by Company, by any third party or by Blue Martini at the request of Company (where Blue Martini had no discretion as to the implementation of modifications to the Software or Documentation directed by Company), where in the absence of such alteration or modification the Software would not be infringing; or (c) use of any version of the Software with respect to which Blue Martini has made available a non-infringing updated, revised or repaired subsequent version or other applicable update, patch or fix;

(ii) the use of Blue Martini's premises by Company employees pursuant to this Agreement; or

(iii) any claim of personal injury or tangible personal property damage (excluding data) of whatsoever nature or kind arising, in whole or in part, out of, as a result of, or in connection with the gross negligent or willful misconduct of Blue Martini, its employees, subcontractors or agents. Furthermore, Blue Martini agrees to maintain commercial general liability insurance of at least $2.5 million, covering Blue Martini's obligations contained herein on a claims-made basis with coverage for at least one year from the date of completion of the services. The provisions of this Section 11 herein shall survive for a period of one year following the earlier of (a) completion of the Maintenance services or (b) termination of this Agreement.

12. COMPANY INDEMNITY. Company agrees to indemnify, defend and hold harmless Blue Martini from and against all damages and costs (including reasonable attorneys' fees) finally awarded against Blue Martini (or finally settled upon) and arising from: (i) any claim of personal injury or tangible personal property damage (excluding data) of whatsoever nature or kind arising, in whole or in part, out of, as a result of, or in connection with the gross negligent or willful misconduct of Company, its employees, subcontractors or agents; (ii) any claim brought against Blue Martini by a third party alleging that the Company Materials (as defined in Exhibit C) directly infringe any U.S. copyright or trademark or misappropriate any trade secret (recognized as such under the Uniform Trade Secrets Act) in existence as of the Effective Date; or (iii) any claim brought against Blue Martini by a third party arising from or relating to any modification of the Software by Company or any use of the Software other than as permitted under this Agreement. The parties acknowledge and agree that Company's obligations under this section are conditioned upon Blue Martini providing Company: (1) prompt written notice of the existence of such claim, suit, action or proceeding (each a "claim"); (2) sole control over


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the defense or settlement of such claim; and (3) assistance at Company's request to the extent reasonably necessary for the defense of such claim. The foregoing sets forth Company's sole and exclusive obligation and Blue Martini's sole and exclusive remedy for any claim of intellectual property infringement or misappropriation relating to the Company Materials. Notwithstanding the foregoing, Company shall not indemnify, defend or hold harmless Blue Martini for any claims arising from: (a) any Blue Martini intellectual property or software incorporated in or combined with the Company Materials where in the absence of such incorporated or combined item, there would not have been infringement; (b) Company Materials which have been altered or modified by Blue Martini (other than in response to a request by Company), where in the absence of such alteration or modification the Company Materials would not be infringing; (c) use of an any version of the Company Materials for which Company has made available an updated, revised or repaired subsequent version; or (d) the gross negligence or willful misconduct of Blue Martini or any of its agents, subcontractors or employees. Upon notice of any claim of infringement or upon reasonable belief of the likelihood of such a claim, Company shall have the right, at its option, to: (x) obtain the rights to continued use of the Company Materials; (y) substitute other suitable, functionally-equivalent, non-infringing materials; or (z) replace or modify the Company Materials or their design so that they are no longer infringing. Furthermore, Company agrees to maintain commercial general liability insurance of at least $2.5 million, covering Company's obligations contained herein on a claims-made basis with coverage for at least one year from the date of completion of the services. The provisions of this Section 12 herein shall survive for a period of one year following the earlier of (a) completion of the Maintenance services or (b) termination of this Agreement.

13. Limitation of Liability. EXCEPT FOR ANY BREACH OF SECTION 9 OR WITH REGARD TO ANY DUTY OR OBLIGATION REQUIRED PURSUANT TO SECTION 11 OR 12 OR WITH REGARD TO ANY ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, NEITHER PARTY HERETO NOR ITS SUPPLIERS SHALL BE LIABLE FOR ANY LOSS OF USE OR GOODWILL, INTERRUPTION OF BUSINESS, LOSS OR INACCURACY OF BUSINESS INFORMATION, LOST PROFITS, COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY, OR OTHERWISE, EVEN IF IT OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR ANY BREACH OF SECTION 3.1 OR 9 OR WITH REGARD TO ANY DUTY OR OBLIGATION REQUIRED PURSUANT TO SECTION 11 OR 12 OR WITH REGARD TO ANY FEE PAYMENT OBLIGATIONS OR ACT OF GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY'S LIABILITY TO THE OTHER ARISING FROM OR RELATING TO THIS AGREEMENT EXCEED THE AMOUNT OF LICENSE FEES RECEIVED BY BLUE MARTINI UNDER THIS AGREEMENT. THE EXISTENCE OF ONE OR MORE CLAIMS WILL NOT ENLARGE THIS LIMIT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS SECTION IS AN ESSENTIAL ELEMENT OF THE AGREEMENT AND THAT IN ITS ABSENCE, THE ECONOMIC TERMS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT.

14. TERM AND TERMINATION.

      14.1 Term. This Agreement shall remain in effect unless and until terminated as provided herein.

      14.2 Termination. Company may terminate this Agreement at any time for any reason following thirty (30) days notice to Blue Martini. Either party may terminate this Agreement if the other party fails to cure any breach of this Agreement within thirty (30) days after receiving notice of the occurrence of such breach (or immediately in the case of a material breach of a material term within Section 3 or Section 9).

      14.3 Effects of Termination. Upon termination of this Agreement for any reason, any amounts owed under this Agreement will be immediately due and payable all rights and licenses granted under this Agreement will immediately cease to exist, and Company must promptly discontinue all use of the Software and Documentation. Upon termination Company shall erase all copies of the Software and Documentation from Company's computers, return to Blue Martini or destroy all copies of the Software and Documentation on tangible media in Company's possession or control and certify in writing to Blue Martini that it has fully complied with these requirements.

      14.4 Survival. Sections 1, 3, 5, 6, 9, 10, 11, 12, 13, 14 and 15 shall survive any termination hereof.

15. GENERAL.

      15.1 Independent Contractors. The relationship of Blue Martini and Company established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to: (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

      15.2 Compliance with Laws. Each party will comply with all applicable export and import control laws and regulations in its use of the Software and will not export or re-export the Software without all required United States and foreign government licenses.

      15.3 Press Release. Upon execution of this Agreement and as soon as reasonably practical after the Company's first full week of Production, the parties shall issue a mutually agreed press release regarding Company's engagement of Blue Martini and use of the Software. Blue


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Martini may develop and, with the Company's prior written consent (such consent not to be unreasonably withheld or delayed) publish a case study, highlighting the main benefits provided by Blue Martini and the Software, when the first Company site goes into Production. Blue Martini agrees not to publicly issue any press release without Company's prior approval (which approval will not be unreasonably withheld or delayed).

      15.4 Notices. Any notice required or permitted hereunder shall be in writing and delivered in person or by means evidenced by a delivery receipt to the address specified below and will be effective upon receipt. Either party may change its contact information upon written notice to the other party.

      15.5 Assignment. This Agreement may not be assigned or transferred by Company (in whole or in part and whether voluntarily, involuntarily, or by operation of law) without the prior written consent of Blue Martini and any attempt to do so shall be null and void and of no effect. Notwithstanding the foregoing, Company may assign this Agreement to an entity that acquires or succeeds to all or substantially all of Company's business and assets (a "Successor") by providing thirty (30) days prior written notice to Blue Martini, and provided that: (i) Blue Martini does not reasonably consider such Successor a direct competitor; and (ii) such assignment is in writing and states that such Successor is accepting all obligations of Company under this Agreement and agrees to be bound by and discharge each of the Agreement's terms, conditions, and obligations as if it were the original party hereto. Upon the first assignment of this Agreement by the Company or acquisition, merger or change of control involving the Company from the Effective Date (an "Assignment"), this license shall automatically convert, at no additional cost to Company, into a CPU-based license for an amount of CPUs equal to [***]times the average number of CPUs on which Company was using the Software in Production for the six (6) months prior to such Assignment(the "Licensed CPUs"). Each year after such Assignment, the number of Licensed CPUs shall increase by [***] percent [***] at no additional cost to Company. For so long as this Agreement remains in effect, a Successor shall have the right to license additional CPUs (beyond the Licensed
CPUs) for a one-time fee equal to [***] of Blue Martini's then-current per-CPU license fee.

      15.6 Governing Law. This Agreement shall be deemed to have been made and performed in, and shall be construed pursuant to the laws of the State of New York, excluding application of its conflict of laws principles. In the event Blue Martini initiates any legal proceeding with regard to the interpretation or enforcement of this Agreement, the parties hereby agree to submit to the exclusive jurisdiction of the appropriate state and federal courts of the State of New York. In the event that Company initiates any legal proceeding with regard to the interpretation or enforcement of this Agreement, the parties hereby agree to submit to the exclusive jurisdiction of the appropriate state and federal courts of the State of California, County of San Francisco. Each party irrevocably waives, to the maximum extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue for any such proceeding brought in such courts and any claims that any proceeding brought in any such court has been brought in an inconvenient forum. If either party retains counsel for the purpose of enforcing or preventing the breach or threatened breach of any provision contained herein or otherwise retains counsel to enforce any right or remedy it may have, then the prevailing party will be entitled to be promptly reimbursed by the non-prevailing party for all reasonable costs, fees and expenses, including reasonable attorneys' fees, expended or so incurred by the prevailing party. The United Nations Convention on Contracts for the International Sale of Goods is specifically disclaimed and shall not apply to this Agreement.

      15.7 Remedies. Each party recognizes and agrees that there is no adequate remedy at law for a threatened or actual breach of Section 3, Section 6, Section 10 or Section 15.3, that such a breach would irreparably harm the non-breaching party and that such non-breaching party is entitled to seek equitable relief (including an injunction) with respect to any such breach or potential breach, in addition to any other remedies available at law.

      15.8 Waivers and Amendments. Any waiver of or amendment to the terms of this Agreement shall be effective only if made in writing and signed by an authorized and duly empowered representative of each of the parties hereto. No failure to exercise, and no delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right hereunder preclude further exercise of any right hereunder.

      15.9 Reference. Upon Blue Martini's reasonable request (or the reasonable request of a third party directed to Company by Blue Martini), Company may act as a reference for Blue Martini, including taking reference calls from prospective Blue Martini customers to discuss the merits of the Software and to share Company's experience working with Blue Martini.

      15.10 Severability. If any provision of this Agreement is found by a court of competent jurisdiction to be unenforceable or invalid, that provision shall be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law and the remaining provisions shall remain in full force and effect. Company agrees that Section 13 will remain in effect notwithstanding the enforceability or unenforceability of any provision of Section 9.

      15.11 Confidentiality of Agreement. Neither party will disclose any terms of this Agreement, including prices or discounts, to anyone other than its attorneys, accountants or other professional advisors or to any investor or potential investor who agrees to maintain


                                       7
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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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the confidentiality of such information. Notwithstanding the foregoing, either party may make limited disclosure of the terms of this Agreement to the extent required by law, provided that the disclosing party: (i) provides the non-disclosing party reasonable prior notice of such disclosure, and (ii) uses its best efforts to protect and limit the disclosure of such information to the extent possible. Notwithstanding the foregoing, Company agrees that Blue Martini may acknowledge Company as a Blue Martini customer.

      15.12 Construction. Section headings in this Agreement are for convenience only and are not to be used in interpreting this Agreement. As used in this Agreement, the word "including" means "including but not limited to". The parties acknowledge and agree that no implied rights or licenses are conveyed by this Agreement, that all rights are specific to the parties and do not extend to their parents, subsidiaries or affiliates and that all rights in and to the Software not expressly granted to Company in this Agreement are reserved by Blue Martini and its suppliers.

      15.13 Promotion. Each party hereby grants to the other party a nonexclusive, non-transferable, right and license to display such party's trademarks and logo (subject to the terms and conditions of such party's standard trademark usage guidelines) for purposes of reference and acknowledgement.

      15.14 Counterparts. This Agreement may be executed in counterparts, each of which will be considered an original, but all of which together will constitute the same instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

      15.15 Inspection Rights. Upon reasonable notice and under the confidentiality terms of Section 10 Blue Martini shall have the right once per year to reasonably inspect the Company's premises and relevant records to determine compliance with this Agreement.

      15.16 Force Majeure. Any delay in the performance of any duties or obligations of either party (except the payment of money owed) will not be considered a breach of this Agreement if such delay is caused by a labor dispute, market shortage of materials, fire, earthquake, flood or any other event beyond the control of such party, provided that such party uses reasonable efforts, under the circumstances, to resume performance as soon as reasonably practicable.

      15.17 U.S. Government Rights. The Software is a "commercial item," as that term is defined at 48 C.F.R. 2.101 (Oct. 1995), consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (Sept. 1995). Consistent with 48 C.F.R.
12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (June 1995) (or an equivalent provision, e.g., in supplements of various U.S. government agencies, as applicable), all U.S. Government users acquire the Software with only those rights set forth herein.

      15.18 Section 365(n) of Internal Revenue Code. All rights and licenses granted under or pursuant to this Agreement by Blue Martini to Company are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Code"), licenses to rights to "intellectual property" as defined under the Code. The parties agree that Company, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code. The parties further agree that, in the event of the commencement of bankruptcy proceeding by or against Blue Martini under the Code, Company shall be entitled to retain all of its rights under this Agreement.

      15.19 Parties Advised by Counsel. This Agreement has been negotiated between parties who are sophisticated and knowledgeable in the matters contained herein and who have been represented by legal counsel. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and any rule of law (including Section 1654 of the California Civil Code and any other authority of any jurisdiction of similar effect) which would require interpretation of any ambiguities in this Agreement against the drafting party is not applicable and is hereby waived.

      15.20 Entire Agreement. Both parties agree that this Agreement, along with the Exhibits hereto, is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous and contemporaneous written and oral agreements and communications relating to the subject matter of this Agreement.

      15.21 Remedies. The rights and remedies of each party as set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it in law or in equity.


                                       8
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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Agreement, effective as of the Effective
Date.

BLUE MARTINI SOFTWARE, INC.                BLUEFLY, INC.

BY: /S/ ROBERT CELL                        BY:      /S/ JONATHAN MORRIS
    ----------------------------               -------------------------------

PRINT NAME    Robert Cell                  PRINT NAME:       Jonathan Morris
           ---------------------                       -----------------------

TITLE:   CFO                               TITLE:   EVP
       -------------------------                  ----------------------------


ADDRESS FOR NOTICE:                        ADDRESS FOR NOTICE:
Blue Martini Software, Inc.                Bluefly, Inc.
Attention: Legal Department                42 West 39 Street
2600 Campus Drive                          9th Floor
San Mateo, CA  94403                       New York, New York 10018
                                           Attention:  Pat Barry

TECHNICAL CONTACT                          TECHNICAL CONTACT

NAME:                                      NAME: MARTY KEAN
    ----------------------------                ------------------------------

TELEPHONE:                                 TELEPHONE: (212) 944-8000 EXT. 221
           ---------------------                     -------------------------

EMAIL:                                     EMAIL: MARTY@BLUEFLY.COM
      --------------------------                  ----------------------------

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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                                    EXHIBIT A

------------------------------------------------------------------------------------------------------------
                                SOFTWARE MODULES                                        LICENSE FEES
------------------------------------------------------------------------------------------------------------

                                                                 Analysis Portal          Included
                                                                       Analytics
                                                                     Call Center
                                                             Campaign Management
                                                              Catalog Management
                                                                  Checkout (B2C)
                                                              Content Management
                                                          Customer Collaboration
                                                             Customer Management
                                                      Data Warehouse & Reporting
                                                                   Developer SDK
                                                                 Discovery Tools
                               English Language Interface for Enterprise Desktop
                                                                     Integration
                                                                 Personalization
                                                Pricing and Promotion Management
                                                              Product Management
                                                                            OLAP
                                                                        IT Tools
                                                                         Website
                                                                        Workflow
                                                Macromedia UltraDev (as bundled)
------------------------------------------------------------------------------------------------------------
                                                               TOTAL LICENSE FEE            [***]
------------------------------------------------------------------------------------------------------------
                                                   INITIAL MAINTENANCE PERIOD FEE           [***]
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                       TOTAL SOFTWARE LICENSE AND INITIAL MAINTENANCE PERIOD FEE            [***]
------------------------------------------------------------------------------------------------------------


DESIGNATED MAINTENANCE SITE:
NEW YORK, NY

OPERATING SYSTEM:
NT4; Solaris 7; Windows 2000; AIX

PAYMENT SCHEDULE:
Company shall pay to Blue Martini the amount set forth above as follows:

[***]on the Effective Date
[***]on or before ninety (90) days from the Effective Date

ADDITIONAL MODULE OPTIONS:
From the Effective Date through one year from the Effective Date, Company shall have the right to add the following modules to the list of Software licensed hereunder for the license fees set forth below:

[***]
[***]

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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                                    EXHIBIT B

                               MAINTENANCE EXHIBIT

1. SCOPE OF COVERAGE. Upon payment of applicable fees, Blue Martini will provide maintenance services pursuant to this Exhibit ("Maintenance") for (i) the then-current Major Release of the Software, and (ii) prior Major Releases of the Software for a period of twelve (12) months following the next Major Release of the Software subsequent to such prior Major Release. As used herein, a "Major Release" is any version of the Software that in Blue Martini's sole determination provides substantial new features, additional functionality, or makes use of different architecture.

2. MAINTENANCE SERVICES. Subject to the terms of this Exhibit and Company's payment of all Maintenance fees, Blue Martini will provide the following:

      2.1. Severity Levels. Blue Martini will use commercially reasonable efforts to acknowledge and address, as described below, reported and reproducible material errors in the Software which prevent the Software from performing substantially in accordance with the Documentation (each an "error or issue"). Blue Martini recognizes three severity levels of Software errors or issues:

         (a) Severity 1 - Major System Impact. The Software suffers an error or issue which cannot be reasonably circumvented and which either (i) prevents Company from being able to execute transactions through the Software or (ii) otherwise so substantially impairs the performance of the Software as to effectively render it unusable. Blue Martini will use commercially reasonable efforts to acknowledge any such reported error or issue as promptly as possible (but in no event longer than two (2) hours) and, if Company is using the Software in Production, will work 24 hours a day, 7 days a week using commercially reasonable efforts to promptly address and remedy such error or issue.

         (b) Severity 2 - Moderate System Impact. The Software suffers an error or issue (which is not of Severity 1) which cannot be reasonably circumvented and which substantially impairs the use of one or more portions or features of the Software required by Company to perform necessary business functions. Blue Martini will acknowledge any such reported error or issue promptly, but in no event longer than within four (4) hours and, if Company is using the Software in Production, will use commercially reasonable efforts to address and remedy such error with timeliness corresponding to the severity of the impact of such error on Company's business operation, including but not limited to working continually to address and remedy such error during Blue Martini's normal Maintenance hours.

         (c) Severity 3 - Minor System Impact. The Software suffers an error or issue (which is not of Severity 1 or Severity 2) which impairs the use of one or more portions or features of the Software, but the reported error or issue can be reasonably circumvented. Blue Martini will acknowledge any such reported error or issue within one (1) business day and will work during Blue Martini's normal Maintenance hours to provide the appropriate resolution.

         (d) Resolution. Except as otherwise expressly set forth herein, Blue Martini will use commercially reasonable efforts to resolve each reported error or issue with the Software by providing either: (i) a reasonable work around, which may consist of specific administrative steps or alternative programming calls; (ii) an object code patch to the Software; or (iii) a specific action plan regarding how Blue Martini intends to address the reported error or issue and an estimate on how long it may take to remedy or work around the error or issue. Company acknowledges that in order to perform Maintenance, Blue Martini may require access to and a copy of code in Company's possession (or that of Company's system integrator or consultants) relating to the Software or which may impact the performance of the Software. Company agrees to provide access, assistance and information to Blue Martini as required to resolve errors or issues with the Software.

      2.2 Available Updates. At no additional cost to Company, Blue Martini will deliver to Company, as made commercially available by Blue Martini, bug fixes, Maintenance updates and Major Releases for the Software ("Updates"), which will thereafter be considered "Software" for all purposes except for Section 8.1 of the Agreement. At its expense and as deemed appropriate by Blue Martini in its sole discretion, Blue Martini will furnish Company with revised Documentation (including release notes identifying each change) with each Update.

      2.3 Other Errors and Issues. If Company reports an error or issue with the Software that is not of Severity 1, 2 or 3, Blue Martini shall use commercially reasonable efforts to acknowledge such error or issue. If Company reports an error or issue with the Software that is not of Severity 1, 2 or 3 and that is scheduled by Blue Martini to be addressed in a later Update, Blue Martini may address such error or issue in such Update. Company agrees to pay Blue Martini at Blue Martini's standard rates for all effort expended towards resolution of any error or issue which is later determined to result from any cause other than an error or issue in the Software.

3. SUPPORT LINES.

      3.1 First Line Support. Company shall establish and maintain the organization and processes to provide first line support directly to any of Company's customers. Blue Martini shall have no obligation to

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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provide any first line support to Company's customers. First line support shall include: (a) a direct response to Company's customers with respect to problems or inquiries concerning the performance, functionality or operation of the Software; (b) a diagnosis of problems or performance deficiencies in the Software; and (c) a resolution of problems or performance deficiencies in the Software.

      3.2 Second Line Support. Blue Martini shall maintain the organization and processes necessary to provide second line support for the Software to Company. Such second line support shall be provided to Company only if, after reasonable commercial effort, Company is unable to diagnose and/or resolve problems or performance deficiencies in the Software. Second line support will be provided to up to two (2) designated and trained representatives of Company. Blue Martini shall have no obligation to provide second line support directly to any of Company's customers. In order to assist Blue Martini in providing such second line support, Company will provide Blue Martini with the ability to access Company's website(s) which utilize the Software (including but not limited to configuration information and error logs) and provide assistance to Blue Martini in order to facilitate Blue Martini's use of remote administration tools relating to the Software. Second line support will be provided primarily through web-based support services and secondarily through telephone support (650-356-4020). As of the Effective Date, Blue Martini's normal Maintenance hours are from 8 a.m. to 6 p.m. Monday through Friday Pacific Standard Time. When Company is in Production, Company may contact Blue Martini after hours, on weekends and holidays at (650-356-4020) for Severity 1 errors and issues, as defined above.

4. SERVICE LIMITATIONS. The Maintenance does not include, nor will Blue Martini be obligated to provide, services required as a result of: (a) any modification, reconfiguration or maintenance of the Software not performed or recommended by Blue Martini; (b) any use of the Software on a system that does not meet Blue Martini's minimum standards for such as set forth in the applicable Documentation; (c) any third party hardware or software not supported or embedded by Blue Martini; (d) any configuration of the Software (or hardware configurations) other than as recommended by Blue Martini; or (e) any error caused by Company's or any third party's negligence, abuse, misapplication, or use of Software other than as expressly permitted under the Agreement.

5. TERM AND TERMINATION. This Maintenance Exhibit shall remain in effect for one
(1) year from the Effective Date. This Maintenance Exhibit shall automatically renew for additional one (1) year periods, unless either party provides notice of cancellation of Maintenance to the other party at least thirty (30) days prior to the anniversary date of this Agreement. Company may terminate this Exhibit B if Blue Martini materially breaches the terms of this Exhibit B and such breach remains uncured for thirty (30) days after written notice. The expiration or termination of this Exhibit shall not terminate or otherwise affect the Agreement.

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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                                    EXHIBIT C

                                SERVICES EXHIBIT

1. STATEMENT OF WORK. Blue Martini may render services, working individually or with Company and/or third parties retained by Company, (the "Services") to Company on a time and materials basis as may be agreed upon in a written Statement of Work signed by both parties. If Services are to be provided on Company premises, Company shall provide safe and adequate space, power, network connections and other resources and assistance as requested by Blue Martini.

2. PROJECT ADMINISTRATION. The Technical Contact (as set forth in the Agreement) for Company shall provide Blue Martini all assistance and guidance reasonably requested by Blue Martini for the performance of the Services. Company acknowledges that the timely performance of the Services is dependent both on reasonable access to and assistance by Company, including the Company Technical Contact. Blue Martini acknowledges that the success of Company's business shall depend on Blue Martini's ability to provided the Services on a timely basis in accordance with the dates specified by Company, and shall use all reasonable efforts to complete all Services efficiently and on or ahead of schedule

3. COMPENSATION. Blue Martini shall be paid fees on a time and materials basis in accordance with Statement of Work signed by both parties. Company shall also reimburse Blue Martini for reasonable travel, lodging, meal and other expenses reasonably incurred while providing the Services. Blue Martini shall provide Company with accurate invoices detailing the consulting hours, fees and expense reimbursements due Blue Martini. Company payment for Services and expenses shall be due thirty (30) days from the date of invoice. The parties agree that Company shall not be charged nor shall it be liable for any travel time incurred in connection herewith.

4. THIRD PARTY SOFTWARE. Company acknowledges that in order for Blue Martini to perform the Services, Company may need to obtain additional third party services ("Third Party Services") or third party software ("Third Party Software"). Company agrees that the rights and licenses with respect to Third Party Software and Third Party Services shall be under terms set forth in the pertinent purchase, license or services agreements between Company and the vendors of such Third Party Software or Third Party Services. Company shall execute and comply with appropriate purchase, license, or services agreements with respect to any Third Party Software or Third Party Services. Any amounts payable to third party vendors or service providers under such agreements are the sole responsibility of Company and shall be paid directly by Company to such third party vendors or service providers.

5. LICENSE TO COMPANY MATERIALS. Company acknowledges that in order to perform the Services, Blue Martini may require access to and use of certain software or other materials of Company or Company's suppliers (including access to code relating to the Software or that may effect the performance of the Software) ("Company Materials"). Company grants to Blue Martini a royalty-free, non-exclusive license to access and use the Company Materials (including through subcontractors) as required for Blue Martini's performance of the Services hereunder.

6. RIGHTS AND OWNERSHIP. To the extent that any modification, enhancement, extension, interface or derivative work to the Software or any other deliverable is produced through the Services, Company shall have the same rights in such (both the source and object code form) as Company has in the Software. Company acknowledges and agrees that other than the Third Party Software and the Company Materials, Blue Martini owns all computer programs, utilities and intellectual property which aid Blue Martini in performing the Services or which are produced as a result of the Services.

7. Independent Contractors. Blue Martini agrees that it shall be considered an independent contractor and that it shall not be deemed to be an employee of Company. Blue Martini and its employees, agents and contractors performing services hereunder shall not be entitled to any employee benefits of Company.

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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                  Blue Martini Professional Services Statement of Work

                               PROJECT ASSIGNMENT

This Project Assignment is issued in accordance with, and shall be governed by, the terms herein and the terms and conditions of the Software License and Services Agreement entered into between the parties on March 12, 2002


--------------------------------------------------------------------------------
Client Code: BLUEFLY.COM                         Project Code:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Client Name: Bluefly.com                         Project Name: Bluefly.com
--------------------------------------------------------------------------------

Blue Martini Consulting Director:         Blue Martini Consulting Manager:
      Name: John Sullivan                       Name: Jennifer Lee
      Address: .                                Address:
      Phone:
      Fax:  (                                   Phone:
      E-mail:jlsulliv@bluemartini.com           Fax:
                                                E-mail

Bluefly, Inc.                             Customer "Bill to":
      Name: Jongnic Bontemps                    Same as Customer General Manager
      Title:
      Address: 42 West 39 Street
      New York, New York 10018

      Phone:  917-847-5995
      E-mail: jb@bluefly.com

License:

Bluefly, Inc. ("Bluefly.com") understands that in order to commence the work contemplated in this Project Assignment, Bluefly.com and Blue Martini must have negotiated and executed a separate Software License and Services Agreement.


Project Objective:

Blue Martini Consulting Services will provide general and technical consulting services to Bluefly.com on a time and materials basis to assist with the implementation of Blue Martini Software. This Statement of Work covers all work performed by Blue Martini Professional Services until March 30 2003. Rates of Blue Martini Professional Services resources will be at the rates described below. The support provided herein will include but not be limited to the following areas:

o     Oversight
o     Project management best practices, and reusable interfaces/customizations
o     CIS/merchandising advisory
o     Environment architecture advisory
o     Template design and development advisory
o     Customization design and development advisory

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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o     Interface design and development advisory
o     Call center design and development advisory
o     General subject matter expertise

Members from Blue Martini Professional Services will be assigned in various rolls to support Bluefly.com in its implementation of the Blue Martini system. Blue Martini Professional services staff will be assigned to support Bluefly.com in its implementation of the Blue Martini system for the Public Launch. The involvement of these consultants will range from part time to full time. Bluefly.com will direct the extent of the involvement that is necessary, and Blue Martini agrees to devote such resources as Bluefly.com shall reasonably direct. However, minimal time from the Blue Martini Consulting Director and at least part time involvement from a Consulting Manager will be mandatory. The primary goal of the Blue Martini Professional services personnel is the support of Bluefly.com in the successful implementation of the Blue Martini system.

Blue Martini Software consultants will work on site at Bluefly.com specified offices, and offsite as required and approved by Bluefly.com. Clients desiring remote access support must provide necessary access. Some trips back to Blue Martini Software headquarters in San Mateo might be necessary during the project for further training and to work with Blue Martini engineering on project issues. Time and materials for these visits will be billed to Bluefly.com if the visit is on behalf of project issues and approval is granted by Bluefly.com. Non-project specific trips and time will not be billed to Bluefly.com. Notwithstanding anything else to the contrary contained herein, the parties agree that Company shall not be charged nor shall it be liable for any travel time incurred in connection herewith.

Mr. Jongnic Bontemps (JB) is the main Bluefly.com contact for project and billing issues.

Mr. John Sullivan Consulting Director, is assigned as the Blue Martini Consulting Director for Bluefly.com and is the main Blue Martini contact for project and billing issues.

In Scope:
o Project participation in design, development, readiness, and deployment phases of the project up to March 30, 2003
o Phase 1 launch for Enterprise Desktop, Remote Desktop, Website, basic reporting and Call Center--target launch date [***].
o Phase 2 campaign management mentoring, personalization, and advanced reporting - target launch date [***] .
o As part of the project and upon availability, Blue Martini will provide Company with the following functionality relating to the Software: the ability to allow business users to create individual and personalized websites and a user interface which is designed for customer service representatives to plan promotional events and target a list of clients for that event, as well as track the results of phone calls and or emails to that client list. Such functionality will also include the ability to have such target lists of clients to be manually created/suggested/generated through the Blue Martini analytics engine. Company shall bear no cost for the development of such functionality, but will pay Blue Martini consistent with the terms herein for customization and implementation of such functionality during the course of the project.

Out of Scope:
o Responsibility for any formal deliverables other than those agreed upon by Bluefly.com and Blue Martini Software during the course of the project.
o Responsibility for managing or creating any product data, prices, promotions, and content (graphics, HTML, copy).

Project Requirements:

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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o     Bluefly.com will provide knowledgeable personnel during the project who are familiar with the project requirements.
o Bluefly.com will provide network/server administrator assistance when/if Blue Martini installs any software, and provide any needed network linkage to any existing databases.
o Blue Martini Software resources will be provided desktop space, connection to the development environment and network, telephones, and analog lines for connection to the Blue Martini network while working on site.
o Bluefly.com will provide a technical lead, two Java/JSP developers, one application integration developer, and as needed roles (creative, data loads, DBA and system admin).

Project Staffing for Blue Martini Resources:

Project staffing level will be determined by Bluefly.com. The staffing level is elastic and may be changed by Bluefly.com based upon project requirements without notice or penalty. Blue Martini Software will provide recommendations on project staffing level. Staffing is on a Time & Material basis.

Bluefly.com is engaging Blue Martini Professional services roles and not specific staff. However, specific staff once assigned to the project will not change unless agreed to by Bluefly.com or due to illness or other extenuating circumstances such as that person no longer works for Blue Martini. If staff are removed from the project with Bluefly.com's agreement, those staff may be staffed on other engagements and no longer be available to the Bluefly.com project. There shall be no charge to Bluefly.com for any replacement personnel while such replacement personnel acquires the necessary knowledge of the project and the services necessary to perform at the level of the person that was replaced. Blue Martini agrees that it shall promptly replace any person performing any of the Services that Company in its sole discretion determines is not acceptable with a person that Bluefly.com deems to be acceptable.

Roles and Responsibilities:

John Sullivan will serve as the Blue Martini Project Director, and will provide guidance to the project based on other past and current Blue Martini consulting projects, as well as general project experience. He will serve as the key point of contact for project specific Blue Martini resource needs and to serve as the first point of escalation beyond the Blue Martini on site project team.

Blue Martini has assigned Jennifer Lee as a project/engagement manager to serve as the Blue Martini Project / Engagement Manager. She will offer Blue Martini best practice design experience in the areas of Blue Martini system merchandising functionality, site design, back end integration design, Blue Martini project phase task planning (design, build, test, performance test, go live support), and help provide general project reviews and observations using previous Blue Martini project and general project experience. She will also serve to facilitate Blue Martini Tech Support readiness, Blue Martini engineer requirements gathering, Blue Martini release acceptance planning, Blue Martini implementation issue escalation, and is responsible to Blue Martini for managing onsite Blue Martini consultants.

Blue Martini will assign, at the Client's request, consultants and/or senior consultants to assist the Bluefly.com team, to work on gap analysis, architecture, CIS advisory, template development, customization, backend integration design and development, mentoring, and as needed. These resources can work on specific development tasks as assigned by the Bluefly.com project management and the Blue Martini Consulting Manager. These resources can also serve as a leveraged resources for other development team members on Blue Martini technical issues regarding site development, most specifically questions relating to the use of the Blue Martini system API's and template development.

Blue Martini may assign a part time Principal Consultant or consulting manager to serve as the Solution Architect at the client's request, initially working on gap analysis and architecture (for new development), complex development and customization, backend integration design and development, mentoring, and

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confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
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then as needed. This resource should be considered the senior Blue Martini technical resource on the project and used as such. A Principal Consultant or Senior Consultant may also be assigned as an Environment Architect as well to assist in issues related to Blue Martini setup, environment and performance. These part time resources would be project & time specific and would be agreed to between Blue Martini and Bluefly.com before such resources would be assigned.

From time to time, Blue Martini may provide additional strategic, part time resources with specific expertise for specific, well-defined, reasons, tasks, or advice, in 1 or 2 day efforts. These part time resources would be project & time specific and would be agreed to between Blue Martini and Bluefly.com before such resources would be assigned. Billing for quality assurance services will be at the standard and prevailing hourly consulting rates outlined below.

To assist Client in fielding a quality e-commerce site, consistent with Client's business objectives, Blue Martini has instituted three processes:

      i) Architecture Review - Hosted by Blue Martini Architecture Review Committee (ARC) and comprised of Blue Martini senior engineers, led by Blue Martini project manager with participation by Client. Purpose is to understand and make recommendations regarding architectural approach, prior to the commencement of development activity. (There may be multiple ARCs) depending on the complexity and duration of the engagement.
      ii) Project Assurance Review - Conducted on-site by Blue Martini consultant(s) to assist Client in assessment of "go-live" readiness, and preparation therefore.
      iii) Code Review - Provided by Blue Martini Principal and Senior Consultants with intimate knowledge of Blue Martini "best practices" coding techniques. These consultants will closely examine Blue Martini, Client, and/or third-party developed code for efficiency and architectural soundness.

Project Organization:

The Blue Martini Software project team is organized as follows. All Blue Martini Professional Services report to the Consulting Manager. The Consulting Manager reports to the Consulting Director.

Consulting Rates:

All work will be on a Time & Material basis per the following rates. Rates are not subject to change before: March 30, 2003. If the rates change, Blue Martini will notify the client prior to the change.

-----------------------------------------------------------------------------------------------------------------------
Blue Martini Consulting Role    Hourly Rate    Effective Date                          Comments
-----------------------------------------------------------------------------------------------------------------------
Blue Martini Project Director      [***]             TBD                   Blue Martini Consulting Director.
       (John Sullivan)
   Blue Martini Consulting         [***]             TBD                    Blue Martini Consulting Manager
           Manager

        Jennifer Lee)
   Blue Martini Principal          [***]             TBD          Blue Martini Principal Consultant - Lead Technical
         Consultant                                                                    Resource.

            (TBD)


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Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Blue Martini Consulting Role    Hourly Rate    Effective Date                          Comments
-----------------------------------------------------------------------------------------------------------------------
     Blue Martini Senior           [***]             TBD             Blue Martini advisory, API, Template, Backend
         Consultant                                                   integration expert, architect, and mentor.

            (TBD)
   Blue Martini Consultant         [***]             TBD             Blue Martini advisory, API, Template, Backend
                                                                           integration resource, architect.
            (TBD)
    Blue Martini Trainer           [***]             TBD            Enterprise Desktop B2C training and Accelerated
                                                                 Development Workshop on site at Bluefly or near site
            (TBD)                                                          (not at Blue Martini's facility)

Project Pricing and Expenses:

      Reasonable expenses for travel, hotel, transportation, meals, parking, and phone will be billed as actually incurred. Notwithstanding anything else to the contrary contained herein, any single expense in excess of three hundred dollars ($500) must be pre-approved in writing (or by email) by Bluefly.com or it shall not be deemed a reimbursable expense.

      Blue Martini will make every effort to assign local consultants to this project in order to reduce expense costs. Full-time equivalent out of town Blue Martini Consultants may work on a 5-4-3 basis (This means 5 days of work, 4 days on site and 3 nights at the client site).

Billing schedule:

      Billing is done monthly. Payment term is net 30.

      Fees for services for Professional Services and Expenses shall be due within thirty (30) days of the date the invoice is received by Bluefly.com. Blue Martini reserves the right to discontinue the provision of services under this Statement of Services in the event that Client fails to continue to make timely payment of fees and expenses due hereunder. A late fee of Prime plus 3% annualized will be assessed for payment beyond the net 30 terms.

                         Non-Solicitation of Employees:

During the term of this Agreement and for a period of one (1) year following completion of work hereunder, neither party shall solicit employment of any current or prior employee of the other.

                                   Signatures:

EACH PARTY ACKNOWLEDGES THAT IT HAS READ THIS STATEMENT OF WORK, UNDERSTANDS IT AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, EACH PARTY AGREES THAT, ALONG WITH THE APPLICABLE SOFTWARE LICENSE AND SERVICES AGREEMENT, THIS STATEMENT OF WORK AND APPLICABLE CHANGE ORDERS ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THE SERVICES DESCRIBED HEREIN, WHICH SUPERSEDES ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

THE SIGNATURE BELOW ACKNOWLEDGES THAT EACH PARTY HAS AUTHORIZED AND APPROVED THIS ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH

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Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
--------------------------------------------------------------------------------


IN THE AGREEMENT. WHETHER OR NOT CUSTOMER ISSUES A PURCHASE ORDER, THIS SIGNATURE IS CUSTOMER'S EXPRESS AUTHORIZATION AND COMMITMENT TO PAY BLUE MARTINI SOFTWARE FOR THE PRODUCTS AND/OR SERVICES HEREIN IN ACCORDANCE WITH THE PAYMENT SCHEDULE FOR THIS ORDER. IF NO PAYMENT TERMS HAVE BEEN SPECIFIED ELSEWHERE, PAYMENTS ARE DUE NET 30 DAYS FROM INVOICE DATE. CUSTOMER AGREES THAT THESE TERMS WILL CONTROL OVER ANY CONFLICTING TERMS ON ANY CUSTOMER PURCHASE ORDER.

CUSTOMER MAY TERMINATE ANY PROFESSIONAL SERVICES STATEMENT OF WORK HEREUNDER AT ANY TIME WITHOUT CHARGE BY PROVIDING BLUE MARTINI SOFTWARE WITH WRITTEN NOTICE THIRTY (30) WORKING DAYS PRIOR TO TERMINATION. THIS NOTICE IS REQUIRED REGARDLESS OF WHETHER WORK HAS STARTED OR NOT. IN THE EVENT THAT CUSTOMER TERMINATES EITHER A PROFESSIONAL SERVICES STATEMENT OF WORK OR SERVICES TO BE PERFORMED HEREUNDER WITH LESS THAN THIRTY (30) WORKING DAYS PRIOR WRITTEN NOTICE, CUSTOMER SHALL REMAIN OBLIGATED TO PAY BLUE MARTINI SOFTWARE FOR THE SERVICES PERFORMED, OR TO BE PERFORMED AS FOLLOWS:

CUSTOMER WILL BE ASSESSED TERMINATION CHARGES OF:
100% OF THE QUOTED FEE FOR BLUE MARTINI SOFTWARE CONSULTANTS FOR 10 WORKING DAYS (OR REMAINDER OF PROJECT TIME IF LESS THAN 10 WORKING DAYS) IF 0-10 WORKING DAYS NOTICE OF TERMINATION IS PROVIDED; 50% OF THE QUOTED FEE FOR BLUE MARTINI SOFTWARE CONSULTANTS FOR 10 WORKING DAYS IF 11-20 WORKING DAYS NOTICE OF TERMINATION IS PROVIDED; AND 25% OF THE QUOTED FEE FOR BLUE MARTINI SOFTWARE CONSULTANTS FOR 10 WORKING DAYS IF 21-30 WORKING DAYS NOTICE OF TERMINATION IS PROVIDED.

--------------------------------------------------------------------------------
ACCEPTED BY:  Bluefly, Inc.              ACCEPTED BY: Blue Martini Software Inc.
--------------------------------------------------------------------------------


Signed:  /s/ Jonathan Morris                   By:    /s/ Robert Cell
         --------------------------                   --------------------------
Name:    Jonathan Morris                       Name:  Robert  Cell
         --------------------------                   -------------------------

Title:   Executive Vice President              Title: CFO
         --------------------------                   --------------------------

Date:    March 12, 2002                        Date:  March 12, 2002
         --------------------------                   --------------------------

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Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                         APPENDIX A - Draft Project Team


Draft Responsibly Matrix
----------------------------------------------------------------------------------------------------------------------
               Who                                                   Responsibility
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        Overall project management and oversight
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        Technical Leadership and Chief Architect for BLUEFLY.COM
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        Production support
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        Business readiness
----------------------------------------------------------------------------------------------------------------------
Blue Martini Consulting Director   Engagement Leader and Blue Martini Quality Assurance
----------------------------------------------------------------------------------------------------------------------
Blue Martini Consulting Mgr.       Technical Project Management, task mgmt of Blue Martini staff and Blue Martini on-site liaison
----------------------------------------------------------------------------------------------------------------------
Blue Martini Solution Architect    Solution Architecture, Overall technical guidance
----------------------------------------------------------------------------------------------------------------------
Blue Martini CIS Advisor           Enterprise Desktop expertise / Assortment and Attribute Design Expertise Advisory
----------------------------------------------------------------------------------------------------------------------
Blue Martini SME's                 Other Blue Martini SME's as required for templates, interfaces, other
----------------------------------------------------------------------------------------------------------------------
Blue Martini Trainer
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        Creative framework & visual design
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        Content Managers
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        Information design
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        Web UI
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM& BMS                   Template development
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM& BMS                   Interface design and development
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        System Administration / Blue Martini Release Management
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        DB Management / DBA
----------------------------------------------------------------------------------------------------------------------
BLUEFLY.COM                        User Experience and end-to-end Testing
----------------------------------------------------------------------------------------------------------------------


Draft Blue Martini Consulting Team
--------------------------------------------------------------------------------
           Resource                                      Role
--------------------------------------------------------------------------------

John Sullivan                   Blue Martini Consulting Director
--------------------------------------------------------------------------------
TBD                             Blue Martini Consulting Manager
--------------------------------------------------------------------------------
TBD                             Senior Consultant - Templates/Business Actions
--------------------------------------------------------------------------------
TBD                             Senior Consultant - Templates/Business Actions
--------------------------------------------------------------------------------
TBD                             Senior Consultant - Interfaces
--------------------------------------------------------------------------------
TBD                             Consultant - Templates/Business Actions
--------------------------------------------------------------------------------
TBD                             Consultant - Call Center
--------------------------------------------------------------------------------
TBD                             Consultant - Interfaces
--------------------------------------------------------------------------------